UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 19, 2013, Kraft Foods Group, Inc. executives made a presentation at the Consumer Analyst Group of New York Conference. The presentation will be available via a live audio webcast on our website at ir.kraftfoodsgroup.com. An archived rebroadcast and the presentation slides will be available for one year following the webcast. The presentation slides used in the presentation are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Kraft Foods Group, Inc. Slide Presentation, dated February 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: February 19, 2013	By:	/s/ Kim K. W. Rucker
Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary